PMD INVESTMENT COMPANY

Financial Statements for the
Year Ended December 31, 1998 and
Independent Auditors' Report

INDEPENDENT AUDITORS' REPORT


To The Shareholders and
  Board of Directors
PMD Investment Company
Omaha, Nebraska

We have audited the accompanying statement of assets and liabilities of PMD Investment Company, including the schedule of investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the selected per share data and ratios for each of the five years in the period then ended. These financial statements and per share data and ratios are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and per share data and ratios based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of PMD Investment Company as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the selected per share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP
Omaha, Nebraska
January 26, 1999

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PMD INVESTMENT COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998
-------------------------------------------------------------------------------

ASSETS:
  Investments in securities, at fair value,
    amortized cost of $13,491,071                                       $13,978,790

  Investment in tax-exempt money market fund                                648,382
                                                                        -----------

           Total Investments                                             14,627,172

  Interest receivable                                                       208,542
                                                                        -----------

           Total Assets                                                  14,835,714

LIABILITIES:

  Accrued expenses                                                           19,445
                                                                        -----------

  Commitments and contingencies

NET ASSETS (equivalent to $4.36 per share based on 3,398,855 shares
  of common stock outstanding at December 31, 1998)                     $14,816,269
                                                                        ===========


See notes to financial statements.

PMD INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998
-------------------------------------------------------------------------------

                                                                        Principal          Amortized             Fair
                                                                          Amount              Cost              Value
Abbey National PLC Sub, 6.69%, due October 17,
  2005                                                                  $ 550,000          $ 554,586          $ 579,590
Austin, Texas, Independent School District, 4.75%,
  due August 1, 2008                                                      500,000            496,381            517,500
Clark County, Washington Public Utilities District #1
  Electric Revenue, 6.3%, due January 1, 2004,
  callable January 1, 2001                                                250,000            249,542            265,625
Denver Metropolitan Major League Baseball Stadium
  District Colorado, 6.35%, due October 1, 2003                           250,000            250,000            269,650
Federal Home Loan Mortgage Corporation, 7.0%,
  due June 1, 2024                                                      1,516,714          1,522,496          1,545,380
Federal National Mortgage Association, 6.5%,
  due January 1, 2024                                                     898,352            886,781            904,012
Federal National Mortgage Association, 7.8%,
  due March 29, 2005, callable March 29, 2000                           1,000,000          1,016,972          1,033,000
Florida State, General Services Revenues,
  6%, due July 1, 2001                                                    220,000            219,860            232,430
Grand Island, Nebraska Sanitary Sewer Revenue,
  4.8%, due April 1, 2000                                                 400,000            400,000            405,920
Hanover County, Virginia IDA Public Facilities
  Lease Revenue, 6.75%, due July 15, 2007                                 150,000            150,000            161,565
Jefferson County, West Virginia Residential
  Mortgage Revenue, Refunding Series A, 7.75%
  due January 1, 2012, callable January 1, 2001                            65,000             65,237             68,640
King County, Washington School District, 4.3%,
  due June 1, 2010, callable June 1, 2008                                 500,000            495,557            489,600
Lincoln, Nebraska Water Revenue, 6.7%, due
  November 1, 2000                                                        250,000            250,000            264,100
Mecklenburg County, North Carolina Public
  Service, 4.4%, due February 1, 2011, callable
  February 1, 2008                                                        500,000            491,057            501,650
Memphis, Tennessee, 4.65%, due July 1, 2007,
  callable July 1, 2005                                                   500,000            498,389            519,300
Minneapolis, Minnesota Refunding Service, 4.25%,
  due December 1, 2008                                                    500,000            504,060            504,650

See notes to financial statements.

PMD INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998 (continued)
-------------------------------------------------------------------------------

                                                                        Principal          Amortized             Fair
                                                                          Amount              Cost              Value
Nebraska Investment Finance Authority, 6.9%,
  due March 15, 2000                                                    $ 205,000          $ 205,000          $ 209,777
Ohio State Highway Capital Imports, Series B,
  4.5%, due May 1, 2024                                                   500,000            498,858            515,300
Omaha Public Power District, Nebraska Electric
  Revenue, Series B, 5.9%, due February 1, 2006                           450,000            450,000            497,790
Omaha Public Power District, Nebraska Electric
  Revenue, Series A, 5%, due January 1, 2001                              500,000            504,523            512,900
Sabine River Authority, Texas Water Supply
  Facility, Lake Fork Project, 6.5%, due
  December 1, 2001                                                        265,000            264,624            279,734
Citigroup Inc., Serial Note, 9.5%, due
  March 1, 2002                                                           550,000            587,383            607,475
Tucson, Arizona, G.O., Ref. 5.8%, due July 1, 2002                         10,000              9,977             10,841
Tucson, Arizona, G.O., Ref. 5.8%, due July 1, 2005                        240,000            239,449            257,688
University of Nebraska Facilities Corp., 7.2%,
  due July 1, 2004, callable July 1, 2000                                 250,000            250,000            265,800
Utah State, 4.9%, due July 1, 2009, callable
  July 1, 2007                                                            500,000            498,090            524,850
Vermont State, Series B, 5.7%, due August 1, 2005                         400,000            398,160            439,880
Virginia State, G.O., 4%, due June 1, 2003                                500,000            502,836            504,750
Wake City, North Carolina, 4.5%, due March 1,
  2011, callable March 1, 2008                                            500,000            487,978            506,350
Washington State, Series A and AT-6, 5.8%, due
  February 1, 2003                                                        250,000            248,134            266,125
Wisconsin Housing and Economic Development,
  Series 1, 7%, due October 1, 2003                                       295,000            295,139            316,920
                                                                      -----------        -----------        -----------
Totals                                                                $13,465,066        $13,491,071        $13,978,790
                                                                      ===========        ===========        ===========

See notes to financial statements.

PMD INVESTMENT COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1998
-------------------------------------------------------------------------------


Interest Income:
  From investments                                        $837,605

Expenses:
  Investment advisory fee                                   31,839
  Custodian fees                                             3,200
  Professional fees                                         41,902
  Shareholders' servicing costs                              4,907
  Directors' fees                                           15,000
  Other                                                      4,250
                                                          --------

           Total Expenses                                  101,098
                                                          --------

Net Investment Income                                      736,507

Realized and unrealized gain on sales of investments:
  Net realized gain on sale of investments                  17,920
  Change in unrealized appreciation of investments          58,649
                                                          --------

                                                            76,569
                                                          --------

Net increase in Net Assets Resulting from Operations      $813,076
                                                          ========


See notes to financial statements.

PMD INVESTMENT COMPANY

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997
-------------------------------------------------------------------------------

                                                                                               Accumulated
                                                                                  Undistributed  Realized    Unrealized
                                                      Common Stock                      Net     Gain (Loss) Appreciation
                                                            $.50 Par    Retained     Investment on Sale of (Depreciation)
                                                   Shares      Value     Earnings     Income    Securities   of Invest-    Total
                                                                                                                ments
Year ended December 31, 1997:
 Net investment income                                    -         $ -          $ -   $759,368        $ -        $ -    $ 759,368
 Net realized gain from securities transactions           -           -            -          -      9,323          -       9,323
 Change in unrealized appreciation of investments         -           -            -          -          -    163,427      163,427
                                                  ---------  ----------  -----------  ---------   --------   --------  -----------
 Increase in net assets from operations                   -           -            -    759,368      9,323    163,427      932,118
 Dividends - $.239 per share                              -           -            -   (818,877)    (9,229)         -     (828,106)
 Common stock redeemed                             (143,022)    (71,511)    (543,760)         -          -          -     (615,271)
                                                  ---------  ----------  -----------  ---------   --------   --------  -----------
           Total decrease in net assets            (143,022)    (71,511)    (543,760)   (59,509)        94    163,427     (511,259)

 Net assets on January 1, 1997                    3,596,795   1,798,397   13,567,042   (105,048)   (36,231)   265,643   15,489,803
                                                  ---------  ----------  -----------  ---------   --------   --------  -----------

 Net assets on December 31, 1997                  3,453,773  $1,726,886  $13,023,282  $(164,557)  $(36,137)  $429,070  $14,978,544
                                                  =========  ==========  ===========  =========   ========   ========  ===========

Year ended December 31, 1998:
 Net investment income                                  $ -         $ -          $ -  $ 736,507        $ -        $ -    $ 736,507
 Net realized gain from securities transactions           -           -            -          -     17,920          -       17,920
 Change in unrealized appreciation of investments         -           -            -          -          -     58,649       58,649
                                                  ---------  ----------  -----------  ---------   --------   --------  -----------
 Increase in net assets from operations                   -           -            -    736,507     17,920     58,649      813,076
 Dividends - $.217 per share                              -           -            -   (727,782)    (9,229)         -     (737,011)
 Common stock redeemed                              (54,918)    (27,459)    (210,881)         -          -          -     (238,340)
                                                  ---------  ----------  -----------  ---------   --------   --------  -----------
           Total decrease in net assets             (54,918)    (27,459)    (210,881)     8,725      8,691     58,649     (162,275)

 Net assets on January 1, 1998                    3,453,773   1,726,886   13,023,282   (164,557)   (36,137)   429,070   14,978,544
                                                  ---------  ----------  -----------  ---------   --------   --------  -----------

 Net assets on December 31, 1998                  3,398,855  $1,699,427  $12,812,401  $(155,832)  $(27,446)  $487,719  $14,816,269
                                                  =========  ==========  ===========  =========   ========   ========  ===========

See notes to financial statements.

PMD INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997
-------------------------------------------------------------------------------


A.    SIGNIFICANT ACCOUNTING POLICIES

      PMD Investment Company (the Company) is registered under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company. The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.

      Investment Securities - Investments in securities are valued at fair value as determined by the Company's investment advisor at December 31, 1998.

      Securities Transactions - Securities transactions are recorded on a trade date basis. Cost of securities sold is determined using the identified cost method.

      Interest Income - Interest income, adjusted for amortization of premium or accretion of discounts on investments in municipal bonds and notes, is earned from settlement date and recorded on the accrual basis.

      Distributions to Shareholders - Dividends to shareholders are recorded on the ex-dividend date.

      Income Taxes - It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income, including capital gains, to its shareholders. No income tax provision has been made since substantially all the income and capital gains are reported by the shareholders on their own tax returns.

      Management and Service Fees - The investment advisory fee, which is payable monthly, is based on the value of net assets at each month-end at the annual rate of .25 percent on the first $10,000,000 of the net asset value and .15 percent of the net asset value in excess of $10,000,000, with a minimum fee of $10,000 per year. Fees for the services of each of the directors of the Company are $5,000 annually with an additional $500 for each board or committee meeting attended in excess of four meetings each year. No additional compensation or benefits are paid to officers or directors of the Company.

      Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B.    REDEMPTION OF SHARES

      At December 31, 1998, the Company had authorized 20,000,000 shares of $.50 par value common stock.

      Shareholders may redeem shares of stock and receive the net asset value per share on any December 31 or June 30 by tendering the shares to be redeemed 30 days prior to the intended redemption date.

C.    CONTINGENT LIABILITIES

      On January 15, 1981, the Company sold substantially all of its assets which had been used in its former operations as a discount store business. Although the purchaser of the Company's operating assets assumed substantially all of the Company's liabilities and obligations as part of the purchase transaction, the Company remains contingently liable for such liabilities and obligations, including obligations under long-term real estate and equipment leases and real estate mortgages until released by the obligees or until such liabilities and obligations have been satisfied or discharged. The total of such liabilities and obligations not released by the obligees amounted to approximately $6,682,994 as of December 31, 1998, the most recent date for which such information is available.

D.    PURCHASES AND SALES OF SECURITIES

      The following summarizes the approximate value of securities transactions for the periods indicated.

                                        Year Ended                    Year Ended
                                    December 31, 1998             December 31, 1997
                                -------------------------     -------------------------
                                 Purchases        Sales        Purchases        Sales
Tax Exempt:
  Municipal bonds and notes     $1,976,055     $1,364,787     $1,990,035     $1,528,900

Taxable:
  Government agency                504,060      1,190,827             --        292,410
                                ----------     ----------     ----------     ----------
                                 2,480,115      2,555,614      1,990,035      1,821,310

Other tax-exempt short-term
  investments                    3,367,242      3,485,820      2,240,565      3,078,243
                                ----------     ----------     ----------     ----------

                                $5,847,357     $6,041,434     $4,230,600     $4,899,553
                                ==========     ==========     ==========     ==========

      Net realized gain on sale of investments was $17,920 and $9,323 for the years ended December 31, 1998 and 1997, respectively.

      The diversification of investments based on fair value at December 31, 1998 is as follows:

          State and municipal tax-exempt bonds                     63.7%
          U.S. government agency bonds                             23.8
          Corporate bonds                                           8.1
          Short-term tax-exempt money market fund                   4.4
                                                                 ------
                                                                  100.0%
                                                                 ======

E.    DISTRIBUTIONS TO SHAREHOLDERS

      On December 23, 1998, a quarterly income distribution of $0.056496 per share aggregating $192,000 and a distribution of $0.003372 per share aggregating $11,459 was declared from net realized gains from investment transactions during 1998. The dividend was paid on January 11, 1999 to shareholders of record on January 4, 1999.

F.       SUPPLEMENTARY INFORMATION - SELECTED PER SHARE DATA AND RATIO

                                                               Years Ended December 31,
                                            -------------------------------------------------------------------
                                              1998           1997          1996           1995           1994
Weighted average shares outstanding         3,432,115      3,537,042     3,626,328      3,825,907     3,988,480
                                            =========      =========     =========      =========     =========

Interest income                                $0.244         $0.243        $0.251         $0.240        $0.255
Expenses                                        0.030          0.028         0.030          0.024         0.025
                                            ---------      ---------     ---------      ---------     ---------
Net investment income                           0.214          0.215         0.221          0.216         0.230

Distribution from net investment
  income                                       (0.215)        (0.234)       (0.262)        (0.228)       (0.243)
Increase (decrease) in unrealized
  appreciation of investments                   0.017          0.047        (0.094)         0.098        (0.244)
Net realized gain (loss) from securities
  transactions                                  0.005          0.003         0.010          0.051            --
                                            ---------      ---------     ---------      ---------     ---------

Increase (decrease) in net assets               0.021          0.031        (0.125)         0.137        (0.257)

Net asset value at beginning of period          4.337          4.306         4.431          4.294         4.551
                                            ---------      ---------     ---------      ---------     ---------

Net asset value at end of period               $4.358         $4.337        $4.306         $4.431        $4.294
                                            =========      =========     =========      =========     =========

Ratio of expenses to average net assets           0.7%           0.7%          0.7%           0.5%          0.6%

Ratio of net investment income to
  average net assets                              5.0%           5.0%          5.0%           4.9%          5.2%

Portfolio turnover                               16.6%          12.0%         19.8%          59.6%          2.3%

Number of shares outstanding at
  end of period (in thousands)                  3,399          3,454         3,597          3,805         3,979

